Private Placement	3 Months Ended	9 Months Ended
	Sep. 30, 2020	Mar. 31, 2021
PRIVATE PLACEMENT
Private Placement

Note 4 — Private Placement

In connection with the Proposed Public Offering, the Sponsor is expected to purchase an aggregate of  3,033,333 Private Warrants (or 3,283,333 Private Warrants if the over-allotment option is exercised in full) at a price of $0.90 per Private Warrant for an aggregate purchase price of $2,730,000 (or $2,955,000 if the over-allotment option is exercised in full), in a private placement that will occur simultaneously with the closing of the Proposed Public Offering. Each Private Warrant is exercisable to purchase one share of common stock at an exercise price of $11.50 per warrant. per share. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law). There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Warrants.

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 3,146,454 Private Warrants at a price of $0.90 per Private Warrant for an aggregate purchase price of $2,831,809. Each Private Warrant is exercisable to purchase one share of common stock at an exercise price of $11.50 per warrant. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law). There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Warrants.